                                                                    EXHIBIT 99.1

                   THE NASDAQ STOCK MARKET
                   9600 BLACKWELL ROAD, SUITE 300
(NASDAQ LOGO)      ROCKVILLE, MD 20850


Jerry Crotty
Managing Director
Listing Qualifications
The Nasdaq Stock Market, Inc.
(301)978-8061



By Facsimile and Overnight Mail

June 20, 2005

Mr. Robert De Vaere
Vice President, Finance and Administration and Chief Financial Officer
Epimmune Inc.
5820 Nancy Ridge Drive
San Diego, California 92121

Re: Epimmune Inc. ("Epimmune" or the "Company")
    Nasdaq Symbol: EPMN

Dear Mr. De Vaere:

On May 17, 2005, Staff notified the Company that it did not comply with the minimum $10,000,000 stockholders' equity requirement(1) for continued listing set forth in Marketplace Rule 4450(a)(3), (the "Rule"). According to the Form 10-Q for the period ended March 31, 2005, Staff determined that the Company's stockholders' equity was $8,766,000. Based on Staff's further review and the materials submitted through June 10, 2005, we have determined to deny the Company's request for continued listing on The Nasdaq National Market.

The Company's plan to regain compliance with the Rule is to consummate a proposed merger with Immuno-Designed Molecules, S.A. ("IDM"), a private French company (the "Transaction"). However, as discussed below, Staff has concluded that this Transaction, if consummated, would constitute a "reverse merger" under Marketplace Rule 4330(f).(2) Therefore, the post transaction

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(1) The Company also docs not meet the continued listing requirements under
Maintenance Standard 2. See attached chart.

(2) Marketplace Rule 4330(f) states "An issuer must apply for initial inclusion following a transaction whereby the issuer combines with a non-Nasdaq entity, resulting in a change of control of the issuer and potentially allowing the non-Nasdaq entity to obtain a Nasdaq Listing (for purposes of this rule, such a transaction is referred to as a 'Reverse Merger'). In determining whether a Reverse Merger has occurred, Nasdaq will consider all relevant factors including, but not limited to, changes in the management, board of directors, voting power, ownership, and financial structure of the issuer. Nasdaq will also consider the nature of the businesses and the relative size of the Nasdaq issuer and non-Nasdaq entity."

Mr. Robert De Vaere
June 20, 2005
Page 2

company will be required to submit an initial listing application and to meet all initial inclusion criteria of The Nasdaq National Market in order to remain listed.(3)

Staff determined that the proposed Transaction, if consummated, would constitute a reverse merger based on the fact that IDM is a non-Nasdaq entity, and the merger results in a change of control due to the changes in ownership and voting power, and the changes in management and the board of directors.
Pursuant to the terms of the Transaction,(4) Epimmune will acquire all of the outstanding share capital of IDM, in exchange for shares of Epimmune's common stock. Each share of IDM will be exchanged for approximately 3.77 shares of Epimmune's common stock, and the former shareholders of IDM will hold, as a group, approximately 78% of the outstanding common stock of the post-transaction entity.

In addition, effective with the closing of the Transaction, the post-transaction entity's board of directors will be expanded to nine members, six of whom will be selected by IDM. Specifically, three of Epimmune's current directors(5) will resign and be replaced by three current IDM directors;(6) the other three IDM designated directors will include the Managing General Partner(7) of Alta Partners, an IDM shareholder; and two other persons designated by IDM.(8) In addition, Jean-Loup Romet-Lemonne, M.D., Chief Executive Officer of IDM, will be appointed Chairman and Chief Executive Officer of the post-transaction company. Finally, subject to shareholder approval, Epimmune intends to amend its certificate of incorporation to change the name of the post-transaction company to IDM, Inc.

In its May 27, 2005 submission to Staff, Epimmune noted that on May 6, 2005, it submitted an initial listing application for the post-transaction entity.(9) According to the application, if the proposed merger with IDM had been consummated on March 31, 2005, the Company's pro forma stockholders' equity would have been $48,519,000. However, Staff notes that the Company will be unable to evidence compliance until the merger with IDM is completed. Further, completion of the Transaction is subject to shareholder approval and therefore is not definitive. Moreover, while the Company hopes to close the Transaction in mid-July, it has not set a date for the shareholders' meeting and has not completed the SEC comment period with respect to its June 2nd Preliminary Proxy filing. In that regard, the Company has not presented Staff with a definitive time frame to evidence compliance.

In view of the foregoing, Staff has determined that the Company did not provide a definitive plan evidencing its ability to achieve compliance with the continued listing requirements. Accordingly,


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(3) If the Company transfers to The Nasdaq SmallCap Market, it would need to meet the initial inclusion requirements of that market.

(4) See Preliminary Proxy filed with the SEC on June 2, 2005.

(5) Howard E. ("Ted") Greene, Jr., Georges Hibon and William T. Comer, Ph.D.

(6) Michael G. Grey, Donald Drakeman, Ph.D., and David, Haselkorn, Ph.D.

(7) Jean Deleage, Ph.D.

(8) Sylvie Gregoire and Robert Beck

(9) Through June 10, 2005, the Company has provided additional information related to the initial listing application.

Mr. Robert De Vaere
June 20, 2005
Page 3


the Company's securities will be delisted from The Nasdaq National Market at the opening of business on June 29, 2005.

The Company may want to consider applying to list its securities on The Nasdaq SmallCap Market, provided it satisfies the requirements for continued listing on that market.(10) These requirements are outlined on the attached chart. If the Company decides to apply to transfer its listing to The Nasdaq SmallCap Market, the application and applicable listing fees are due by June 27, 2005.

Marketplace Rule 4815(b) requires that the Company, as promptly as possible but no later than seven calendar days from the receipt of this letter, make a public announcement through the news media which discloses receipt of this letter and the Nasdaq rules upon which it is based.(11) The Company must provide a copy of this announcement to Nasdaq's StockWatch Department and Listing Qualifications Hearings Department (the "Hearings Department") at least 10 minutes prior to its public dissemination.(12) For your convenience, we have enclosed a list of news services. In the event the Company does not make the required public announcement, Nasdaq will halt trading in its securities, even if the Company appeals Staff's determination to a Listing Qualifications Panel (the "Panel") as described below.

Please be advised that Marketplace Rule 4815(b) does not relieve the Company of its obligation to disclose Staff's determination under the federal securities laws. In that regard, Item 3.01 of Form 8-K requires disclosure of the receipt of a delisting notification within four business days.(13) Accordingly, the Company should consult with counsel regarding its disclosure and other obligations mandated by law.(14)


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(10) Since the Transaction is a reverse merger, if the Company completes the
Transaction while on the SmallCap Market, or in conjunction with a transfer to the SmallCap Market, the post-transaction entity will be required to meet all initial listing criteria for the SmallCap Market in order to remain listed.

(11) The Company must ensure that the full text of the required announcement is disseminated publicly. The Company has not satisfied this requirement if the announcement is published as a headline only or if the news service determines not to publish the full text of the story.

(12) This notice should be provided to the attention of Nasdaq's StockWatch Department (telephone: 301/978-8500; facsimile: 301/978-8510), 9513 Key West Avenue, Rockviile, Maryland, 20850, and to Nasdaq's Hearings Department (telephone: 301/978-8071; facsimile: 301/978-8080), 9600 Blackwell Road, Fifth Floor, Rockville, Maryland 20850.

(13) See, SEC Release No. 34-49424.

(14) Nasdaq cannot render advice to the Company with respect to the format or content of the public announcement The following is provided only as a guide that should be modified following consultation with securities counsel: the Company received a Nasdaq Staff Determination on (DATE OF RECEIPT OF STAFF DETERMINATION) indicating that the Company fails to comply with the (STOCKHOLDERS' EQUITY, MINIMUM BID PRICE, MARKET VALUE OF PUBLICLY HELD SHARES, FILING, etc.) requirement(s) for continued listing set forth in Marketplace Rule(s) ______________________, and that its securities are, therefore, subject to delisting from (The Nasdaq National/SmallCap Market). The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance the Panel will grant the Company's request for continued listing.

Mr. Robert De Vaere
June 20, 2005
Page 4

The Company may appeal Staff's determination(15) to the Panel, pursuant to the procedures set forth in the Nasdaq Marketplace Rule 4800 Series. A hearing request will stay the delisting of the Company's securities pending the Panel's decision. Hearing requests should not contain arguments in support of the Company's position. The Company may request either an oral hearing or a hearing based solely on written submissions. The fee for an oral hearing is $5,000; the fee for a hearing based on written submissions is $4,000. Please note that the hearing fee is non-refundable and that the check must be made payable to "The Nasdaq Stock Market, Inc.". The request for a hearing and a copy of the check must be received by the Hearings Department no later than, 4:00 p.m. Eastern Time on June 27, 2005. The request must be in writing and faxed, with a copy of the check, to (301) 978-8080, with the original request sent to:

                                 Lanae Holbrook
                                 Chief Counsel
                    Office of Listing Qualifications Hearings
                          The Nasdaq Stock Market, Inc.
                        9600 Blackwell Road, Fifth Floor
                               Rockville, MD 20850

The Company must send the enclosed Hearing Fee Payment Form with its payment to:

If by Regular Mail(16)
The Nasdaq Stock Market, Inc.
P.O. Box 7777-W9740
Philadelphia, PA 19175-9740

or

If by Courier/Overnight
The Nasdaq Stock Market, Inc.
W9740
C/O Mellon Bank, Rm 3490
701 Market Street
Philadelphia, PA 19106



Please note that the delisting will be stayed only if the Hearings Department (the Rockville, MD location) receives the Company's hearing request on or before 4:00 p.m. Eastern Time on June 27, 2005.

If you would like additional information regarding the hearing process, please call the Hearings Department at (301) 978-8203.

Marketplace Rule 4890 prohibits communications relevant to the merits of a proceeding under the Marketplace Rule 4800 Series between the Company and the Hearings Department unless Staff is provided notice and an opportunity to participate. In that regard, Staff waived its right to participate in any oral communications between the Company and the Hearings Department. Should Staff


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(15) On May 26, 2005, Staff also notified the Company that the bid price of its common stock had closed below $1 per share for 30 consecutive trading days, and accordingly, that it did not comply with Marketplace Rule 4450(a)(5), If the Company appeals, it needs to address this issue at its hearing.

(16) The P.O. Box address will not accept courier or overnight deliveries.

Mr. Robert De Vaere
June 20, 2005
Page 5


determine to revoke such waiver, the Company will be immediately notified, and the requirements of Marketplace Rule 4890 will be strictly enforced.

If the Company does not appeal Staff's determination to the Panel, the Company's securities will not be immediately eligible to trade on the OTC Bulletin Board or in the "Pink Sheets." The securities may become eligible if a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-ll, and such application (a "Form 211") is cleared.(17) Only a market maker, not the Company, may file a Form 211.

While the delisting announcement will be included on the "Daily List," which is posted and available to subscribers of www.Nasdaqtrader.com at approximately 2:00 p.m. on June 28, 2005, news of the delisting may not be deemed publicly disseminated until the Company makes an announcement through a Regulation FD compliant means of communication. Nasdaq strongly recommends that the Company issue a press release announcing the delisting.

If you have any questions, please contact Douglas D. McKenney, Director, at
(301) 978-8011 or Marilyn Bacot, Listing Analyst, at (301) 978-8048.

Sincerely,


/s/ Jerry Crotty

Enclosures


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(17) Pursuant to Marketplace Rules 6530 and 6540, a Form 211 cannot be cleared if the issuer is not current in its filing obligations.

                           THE NASDAQ NATIONAL MARKET
                        CONTINUED INCLUSION REQUIREMENTS

This table identifies the minimum standards for continued inclusion on The Nasdaq National Market. Each incidence of non-compliance by the Company is denoted with an "X".

COMPANY SYMBOL: EPMN

                              Maintenance Standard                    Maintenance Standard
Standards                             1                                      2
--------                      ---------------------                   --------------------
Stockholders' Equity              $10 million             X                 N/A

Market Value of Listed                N/A                                 $50 million               X
Securities(18)                                                               OR

Total Assets                                                              ($50 million
                                                                              AND
Total Revenue                                                             $50 million)


Publicly Held Shares(19)           750,000                                1.1 million

Market Value of                   $5 million                              $15 million               X
Publicly Held Shares(20)


Bid Price                            $1                   X                 $1                      X


Round Lot                            400                                    400
Shareholders(21)

Market Makers(22)                     2                                      4

Corporate Governance                 Yes                                    Yes


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(18) Listed securities means securities quoted on Nasdaq or listed on a national securities exchange.

(19) For purposes of this requirement, publicly held shares means total shares outstanding less any shares held by officers, directors, or beneficial owners of 10 percent or more.

(20) Market Value means the closing bid price multiplied by the measure to be valued (e.g., an issuer's market value of public float is equal to the closing bid price multiplied by an issuer's public float).

(21) Round lot holders are holders of 100 shares or more.

(22) An Electronic Communication Network ("ECN") is not considered an active market maker.

                           The Nasdaq SmallCap Market
                        Criteria for Continued Inclusion

Stockholders' Equity                                         $2,500,000
Net Income from Continuing Operations                            or
(most recently completed fiscal year or                       $500,000
2 of the last 3 years)                                           or
Market Value of Listed Securities                            $35,000,000
Publicly Held Shares                                           500,000
Market Value of Publicly Held Shares                         $1,000,000
Bid Price                                                       $1.00
Market Makers                                                     2
Round Lot Shareholders                                           300
Corporate Governance                                             Yes

                               News Services List


Dow Jones News Wire Spot News
Harborside Financial Center
800 Plaza Two
Jersey City, NJ 07311-1199
(201) 938-5400
(201) 938-5600 FAX


Businesswire
40 E. 52nd Street
14th Floor
New York, NY 10022
(212) 752-9600
(212) 752-9698 FAX


Bloomberg Business News Newsroom
P.O. Box 888
Princeton, NJ 08540-0888
(609) 750-4500
(609) 497-6577 FAX

Reuters
Corporate News Desk
199 Waters Street, 10th Floor
New York, NY 10038
(212) 859-1600
(212) 859-1717 FAX

PR Newswire
810 7th Avenue, 35th Floor
New York, NY 10019
(800) 832-5522
(800) 793-9313 FAX

                            Hearing Fee Payment Form

Please complete this form legibly and submit it with your payment to the appropriate address below:

Issuer Name:
                  ______________________________________________________________
Issuer Symbol:
                  ______________________________________________________________
Issuer Address:
                  ______________________________________________________________

                  ______________________________________________________________


Remitter Name:    ______________________________________________________________
(if not the same as the Issuer)

Check enclosed in the amount of $ _________                   Check No.________

Please attach your payment to this form and send to:

Regular Mail
The Nasdaq Stock Market, Inc.
P.O. Box 7777-W9740
Philadelphia, PA 19175-9740

Or

Courier/Overnight
The Nasdaq Stock Market, Inc.
W9740
C/O Mellon Bank, Rm 3490
701 Market Street
Philadelphia, PA 19106

Please note that the P.O. Box address WILL NOT ACCEPT courier or overnight deliveries.